SCUDDER
                                                                     INVESTMENTS

Asset Management Fund -- Premier Class

Supplement dated April 9, 2003, to the Fund's Prospectus dated July 31, 2002. The Fund's Prospectus is changed as follows:
--------------------------------------------------------------------------------

The following is added to the last paragraph under the "Principal Investments" -- "Derivatives" section:

Additionally, to the extent that the Fund invests up to 25% of its total assets in forward currency exchange contracts in the currencies of these countries, the Fund may also invest up to 25% of its assets in short positions in these same types of contracts.

Index Derivatives. The Fund may invest up to 10% of its total assets in short positions of international stock or fixed income futures. The Fund may invest up to an additional 15% of its total assets in short positions of international stock or fixed income index futures, provided that the Fund also invests the same amount in long positions in these same types of securities. In pursuing this investment strategy, the Fund may invest, in the aggregate, up to 25% of its total assets in short positions, and an additional 25% of its total assets in long positions, in these types of securities.

The following replaces the last paragraph in the "Risks" -- "Derivative Risk" section:

The use of short sales and/or derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.






               Please Retain This Supplement for Future Reference

April 9, 2002
BT Pyramid Mutual Funds
CUSIP: 055.847.404
SAMF-3602